SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): DECEMBER 31, 2002

                        Commission File Number: 001-12878

                     TIME WARNER ENTERTAINMENT COMPANY, L.P.
             (Exact name of registrant as specified in its charter)


                      DELAWARE                      13-3666692
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             (State or other jurisdiction        (I.R.S. Employer
                    of incorporation)           Identification No.)


American Television and Communications Corporation  Delaware        13-2922502

Warner Communications Inc.                          Delaware        13-2696809
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(Exact name of registrant as                    (State or other (I.R.S. Employer
specified in its charter)                       jurisdiction of  Identification
                                                incorporation)   No.)


                 75 ROCKEFELLER PLAZA, NEW YORK, NEW YORK 10019
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               (Address of principal executive offices) (zip code)

                                  212 484-8000
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              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
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          (Former Name or former address, if changed since last report)

ITEM 5.           OTHER EVENTS.

                  On December 31, 2002 Time Warner Entertainment Company, L.P., a Delaware limited partnership ("TWE"), Paragon Communications ("Paragon"), a Colorado general partnership and a wholly owned subsidiary of AOL Time Warner Inc. ("AOLTW"), and Advance/Newhouse Partnership, a New York general partnership ("Advance/Newhouse"), closed the restructuring of Time Warner Entertainment - Advance/Newhouse Partnership, a New York general partnership ("TWEAN") that has been previously announced. At the closing, the parties also entered into the other agreements contemplated by the Master Transaction Agreement, dated as of August 1, 2002, by and among TWEAN, TWE, Paragon and Advance/Newhouse, including a Third Amended and Restated Partnership Agreement of TWEAN.

ITEM 7.           EXHIBITS.

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Third Amended and Restated Partnership Agreement of TWEAN
                  dated as of December 31, 2002 among TWE, Paragon and Advance/Newhouse.

99.2 Consent and Agreement dated as of December 31, 2002 among TWEAN, TWE, Paragon, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.

99.3 Pledge Agreement dated as December 31, 2002 among TWEAN, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.

                                   SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TIME WARNER ENTERTAINMENT
                                       COMPANY, L.P.

                                       By:  WARNER COMMUNICATIONS INC.,
                                                as General Partner

                                       By: /s/ Wayne H. Pace
                                           -------------------------------------
                                           Name:    Wayne H. Pace
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

                                       AMERICAN TELEVISION AND
                                       COMMUNICATIONS CORPORATION

                                       WARNER COMMUNICATIONS INC.


                                       By: /s/ Wayne H. Pace
                                           -------------------------------------
                                           Name:    Wayne H. Pace
                                           Title:   Executive Vice President and
                                                    Chief Financial Officer

Date:      January 14, 2003

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
-------           -----------
99.1              Third Amended and Restated Partnership Agreement of TWEAN
                  dated as of December 31, 2002 among TWE, Paragon and Advance/Newhouse.

99.2 Consent and Agreement dated as of December 31, 2002 among TWEAN, TWE, Paragon, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.

99.3 Pledge Agreement dated as December 31, 2002 among TWEAN, Advance/Newhouse, TWEAN Subsidiary and JP Morgan Chase Bank.